UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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NEUROMETRIX, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NeuroMetrix, Inc.
62 Fourth Avenue
Waltham, Massachusetts 02451

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

The annual meeting of stockholders of NeuroMetrix, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, May 24, 2006, at 8:30 a.m., local time, at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, MA 02109, for the following purposes:

1.                To elect two members to the Board of Directors as Class II directors, to serve until our 2009 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal.

2.                To approve an amendment to the Company’s Amended and Restated 2004 Stock Option and Incentive Plan to increase the number of shares of the Company’s common stock, $0.0001 par value per share, reserved for issuance thereunder by 1,000,000 shares.

3.                To ratify the selection of PricewaterhouseCoopers LLP to serve as our independent auditors for the year ending December 31, 2006.

4.                To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Stockholders entitled to notice of and to vote at the meeting shall be determined as of the close of business on Friday, March 31, 2006, the record date fixed by the Board of Directors for such purpose.

By Order of the Board of Directors,
Shai N. Gozani, M.D., Ph.D. Chairman, Chief Executive Officer and President
Waltham, Massachusetts April 24, 2006

Stockholders are requested to sign the enclosed proxy card and return it in the enclosed stamped envelope by return mail.
—OR—
Stockholders may also complete a proxy via the internet or by telephone in accordance with the instructions listed on the proxy card.

April 24, 2006

NeuroMetrix, Inc.
62 Fourth Avenue
Waltham, Massachusetts 02451

PROXY STATEMENT

This proxy statement and the enclosed proxy card are being mailed to stockholders on or about April 24, 2006 and are furnished in connection with the solicitation of proxies by the Board of Directors of NeuroMetrix, Inc. for use at our 2006 annual meeting of stockholders to be held on Wednesday, May 24, 2006 at 8:30 a.m., local time, at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, and at any adjournments or postponements thereof.

Only stockholders of record as of the close of business on March 31, 2006 will be entitled to vote at the meeting and any adjournments or postponements thereof. As of that date, 12,463,136 shares of our common stock, $0.0001 par value per share, were issued and outstanding. Each share outstanding as of the record date will be entitled to one vote, and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote in person, although the presence (without further action) of a stockholder at the annual meeting will not constitute revocation of a previously given proxy. Any stockholder delivering a proxy has the right to revoke it by either: (1) filing a written revocation with our Secretary at NeuroMetrix, Inc., 62 Fourth Avenue, Waltham, Massachusetts 02451; (2) submitting a new proxy by telephone, internet or proxy card after the date of the previously submitted proxy; or (3) appearing in person at the meeting and voting by ballot at the annual meeting.

An Annual Report to Stockholders, containing financial statements for the year ended December 31, 2005, is being mailed together with this proxy statement to all stockholders entitled to vote. It is anticipated that this proxy statement and the accompanying proxy will be first mailed to stockholders on or about April 24, 2006.

The representation in person or by proxy of at least a majority of all shares of common stock issued, outstanding and entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee for election as director, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.

Each of the persons named as proxies in the proxy is one of our officers. All properly executed proxies returned in time to be cast at the meeting will be voted. With respect to the election of a Class II director, any stockholder submitting a proxy has a right to withhold authority to vote for the nominees to the Board of Directors in the manner provided on the proxy. The stockholders also will act upon proposals to approve an amendment to the Company’s Amended and Restated 2004 Stock Option and Incentive Plan to increase the number of shares available for issuance thereunder and to ratify the selection of the Company’s independent auditors.

The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies in the proxy.

BOARD MATTERS AND CORPORATE GOVERNANCE

Board of Directors

Our amended and restated certificate of incorporation provides for a classified board of directors consisting of three staggered classes of directors (Class I, Class II and Class III). The members of each class of our Board of Directors serve for staggered three-year terms, with the terms of our Class I, Class II and Class III directors expiring upon the election and qualification of directors at the annual meetings of stockholders held in 2008, 2006 and 2007, respectively. Currently:

•       our Class I directors are Allen J. Hinkle, M.D. and Jonathan T. Lord, M.D.;

•       our Class II directors are Shai N. Gozani, M.D., Ph.D. and Charles R. LaMantia; and

•       our Class III directors are David E. Goodman, M.D. and W. Mark Lortz.

Our Board of Directors has determined that Messrs. Goodman, Hinkle, LaMantia, Lord and Lortz are independent directors for purposes of the corporate governance rules contained in the Marketplace Rules of the National Association of Securities Dealers, Inc., or the Nasdaq rules. Our Board of Directors held four meetings during 2005. During the fiscal year 2005, none of our Directors attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board of Directors (held during the period for which he has been a director) and (ii) the total number of meetings held by any committees of our Board of Directors on which such director served (during the periods that he served).

Our Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

Board Committees and Meetings

Audit Committee

Our Board of Directors has an Audit Committee consisting of Messrs. Goodman, LaMantia and Lortz. The Audit Committee operates pursuant to a charter that was approved by our Board of Directors, a copy of which is included as Appendix A to this proxy statement. The purposes of the Audit Committee are to, among other functions, (1) oversee our accounting and financial reporting processes and the audits of our financial statements, (2) take, or recommend that our Board of Directors take, appropriate action to oversee the qualifications, independence and performance of our independent auditors, and (3) prepare the audit committee report required to be included in our annual proxy statements. Messrs. Goodman, LaMantia and Lortz are all “independent” as that term is defined in the rules of the SEC and the applicable Nasdaq rules relating to audit committee members. Our Board of Directors has determined that Messrs. Lortz and LaMantia both qualify as “audit committee financial experts” as such term is defined in the rules of the SEC. The Audit Committee held eight meetings during 2005.

Compensation Committee

Our Board of Directors has a Compensation Committee consisting of Messrs. Goodman and Lortz. Messrs. Goodman and Lortz are “independent directors” as that term is defined in the Nasdaq rules. The Compensation Committee operates pursuant to a charter that was approved by our Board of Directors, a current copy of which is available on our website at http://www.neurometrix.com under the heading “Investors” and subheading “Corporate Governance”. The purposes of the Compensation Committee are to, among other functions, (1) discharge our Board of Directors’ responsibilities relating to compensation of our directors and executives, (2) oversee our overall compensation programs and (3) be responsible for producing an annual report on executive compensation for inclusion in our annual proxy statement. The Compensation Committee held four meetings in 2005.

Nominating Committee

Our Board of Directors has a Nominating Committee consisting of Messrs. Goodman and LaMantia. Messrs. Goodman and LaMantia are both “independent directors” as that term is defined in the Nasdaq rules. The Nominating Committee operates pursuant to a charter that was approved by our Board of Directors, a current copy of which is available on our website at http://www.neurometrix.com under the heading “Investors” and subheading “Corporate Governance”. The purposes of the Nominating Committee are to, among other functions, identify individuals qualified to become board members, consistent with criteria approved by our Board of Directors, and recommend that our Board of Directors select the director nominees for election at each annual meeting of stockholders. The Nominating Committee held two meetings in 2005.

Policy Governing Director Attendance at Annual Meetings

The Board of Directors has adopted a formal policy that all directors are expected to attend our annual meetings of stockholders in person, unless doing so is impracticable due to unavoidable conflicts. Two of our five directors attended the 2005 annual meeting.

Policies Governing Director Nominations

Securityholder Recommendations

The Nominating Committee’s current policy with regard to the consideration of director candidates recommended by securityholders is that it will review and consider any director candidates who have been recommended by one or more of our stockholders entitled to vote in the election of directors in compliance with the procedures established from time to time by the Nominating Committee. All securityholder recommendations for director candidates must be submitted to our Secretary at 62 Fourth Avenue, Waltham, Massachusetts 02451, who will forward all recommendations to the Nominating Committee. We did not receive any securityholder recommendations for director candidates for election at the 2006 annual meeting. All securityholder recommendations for director candidates must be submitted to our Secretary on or before December 26, 2006 and must include the following information:

•       the name and address of record of the stockholder;

•       a representation that the securityholder is a record holder of our stock entitled to vote in the election of directors, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934, as amended;

•       the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

•       a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time;

•       a description of all arrangements or understandings between the securityholder and the proposed director candidate;

•       the consent of the proposed director candidate (1) to be named in the proxy statement relating to our annual meeting of stockholders and (2) to serve as a director if elected at such annual meeting; and

•       any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

Board Membership Criteria

The Nominating Committee has established criteria for Board membership. These criteria include the following specific, minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee-recommended nominee for a position on the Board:

•       The nominee must have high personal and professional integrity, must have demonstrated exceptional ability and judgment, and must be expected, in the judgment of the Nominating Committee, to be highly effective, in conjunction with the other nominees to the Board, in collectively serving the interests of our company and stockholders.

In addition to the minimum qualifications for each nominee set forth above, the Nominating Committee will recommend that the Board select persons for nomination to help ensure that:

•       the Board will be comprised of a majority of “independent directors” in accordance with the Nasdaq rules;

•       each of our Audit, Compensation and Nominating Committees shall be comprised entirely of independent directors;

•       each member of our Audit Committee is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement; and

•       at least one member of the Audit Committee has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Finally, in addition to any other standards the Nominating Committee may deem appropriate from time to time for the overall structure and composition of the Board, the Nominating Committee, when recommending that the Board select persons for nomination, may consider whether the nominee has direct experience in the industry or in the markets in which we operate.

The Nominating Committee will recommend to the Board the nomination of the director candidates who it believes will, together with the existing Board members and other nominees, best serve our interests and the interests of our stockholders.

Identifying and Evaluating Nominees

The Nominating Committee may solicit recommendations for director nominees from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, or any other source it deems appropriate. The Nominating Committee will review and evaluate the qualifications of any proposed director candidate that it is considering or that has been recommended to it by a securityholder in compliance with the Nominating Committee’s procedures for that purpose, and conduct inquiries it deems appropriate into the background of these proposed director candidates. In identifying and evaluating proposed director candidates, the Nominating Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Nominating Committee from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of each proposed director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board. Based on these considerations, the Nominating Committee will recommend to the Board the nomination of the director candidates who it believes will, together with the existing Board members and other nominees, best serve the interests of our company and stockholders. The Nominating Committee will evaluate proposed director candidates who have been recommended by securityholders in compliance with the policies and procedures established by the Nominating Committee in the same manner as all other proposed director candidates being considered by the Nominating Committee, with no regard to the source of the initial recommendation of such proposed director candidate.

Communications with the Board

If you wish to communicate with any of our directors or the Board of Directors as a group, you may do so by writing to them at Name(s) of Director(s)/Board of Directors of NeuroMetrix, Inc., c/o Secretary, NeuroMetrix, Inc., 62 Fourth Avenue, Waltham, MA 02451.

We recommend that all correspondence be sent via certified U.S. Mail, return receipt requested. All correspondence received by the Secretary will be forwarded by the Secretary promptly to the addressee(s).

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or Director of Finance and persons performing similar functions. A current copy of the Code of Business Conduct and Ethics is available on our website at http://www.neurometrix.com under the heading “Investors” and subheading “Corporate Governance,” and we intend to disclose on this website any amendment to, or waiver of, any provision of the Code of Business Conduct and Ethics applicable to our directors or executive officers that would otherwise be required to be disclosed under the SEC rules or, to the extent permitted, the Nasdaq rules. A current copy of the Code of Business Conduct and Ethics may also be obtained, without charge, upon written request directed to us at: NeuroMetrix, Inc., 62 Fourth Avenue, Waltham, Massachusetts 02451, Attention: Compliance Officer.

PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

Currently, we have two Class II directors with terms expiring at our 2006 annual meeting of stockholders, Shai N. Gozani, M.D., Ph.D. and Charles R. LaMantia. Following the recommendation of our Nominating Committee, our Board of Directors has nominated and recommends that each of Dr. Gozani and Mr. LaMantia be elected as Class II directors, to hold office until our 2009 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal. Dr. Gozani and Mr. LaMantia have indicated their willingness to serve, if elected; however if Dr. Gozani and Mr. LaMantia should be unable or unwilling to serve, the proxies will be voted for the election of substitute nominees recommended by our board of directors.

Vote Required

Directors are elected by a plurality of the votes cast by stockholders entitled to vote. This means that the two persons receiving the highest number of “FOR” votes will be elected as directors. Votes may be cast for or withheld from the nominee. Abstentions, broker non-votes and votes that are withheld are not included in the number of votes cast and will have no effect on the outcome of the election of the nominees.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ITS NOMINEES, SHAI N. GOZANI, M.D., PH.D., AND CHARLES R. LAMANTIA. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THESE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

Information Regarding the Nominees, Other Directors and Executive Officers

The following table and biographical descriptions set forth certain information with respect to the nominees for election as Class II directors at the annual meeting, each continuing director who is not standing for election and the executive officers who are not directors, based on information furnished to us by each nominee, director and executive officer as of February 1, 2006.

Name	Age	Position
Shai N. Gozani, M.D., Ph.D.	42	Chairman of the Board, Chief Executive Officer and President
Gary L. Gregory	43	Chief Operating Officer
W. Bradford Smith	50	Chief Financial Officer and Secretary
Guy Daniello	61	Senior Vice President of Information Technology
Michael Williams, Ph.D.	49	Senior Vice President of Engineering
David E. Goodman, M.D.(1)(2)(3)	50	Director
Allen J. Hinkle, M.D.	55	Director
Charles R. LaMantia(1)(3)	66	Director
Jonathan T. Lord, M.D.	51	Director
W. Mark Lortz(1)(2)	54	Director

(1)          Member of Audit Committee

(2)          Member of Compensation Committee

(3)          Member of Nominating Committee

Director Nominees for Election at the Annual Meeting

Shai N. Gozani, M.D., Ph.D. founded our company in 1996 and currently serves as Chairman of our Board of Directors and as our President and Chief Executive Officer. Since founding our company in 1996, Dr. Gozani has served in a number of positions at our company including Chairman since 1996, President from 1996 to 1998 and from 2002 to the present, and Chief Executive Officer since 1997. Dr. Gozani holds a B.S. in computer science, an M.S. in Biomedical Engineering and a Ph.D. in Neurobiology, from the University of California, Berkeley. He also received an M.D. from Harvard Medical School and the Harvard-M.I.T. Division of Health Sciences at M.I.T. Prior to forming our company, Dr. Gozani completed a neurophysiology research fellowship in the laboratory of Dr. Gerald Fischbach at Harvard Medical School. Dr. Gozani has published articles in the areas of basic and clinical neurophysiology, biomedical engineering and computational chemistry.

Charles R. LaMantia has served as a member of our Board of Directors since November 2004. In July 1999, Mr. LaMantia retired from the position of Chief Executive Officer (CEO), Chairman, and President of Arthur D. Little, Inc, a worldwide professional service company with activities in management consulting, technology and product development, and environmental, health and safety. Mr. LaMantia served as CEO, and President of Arthur D. Little from July 1988 to July 1999. From October 1986 to July 1988, Mr. LaMantia held the position of President and Chief Operating Officer at Arthur D. Little. From 1981 to 1986, Mr. LaMantia served as President and CEO of Koch Process Systems, Inc., an integrated engineering and manufacturing company, owned by Koch Industries. From 1977 to 1981, Mr. LaMantia served as Vice President in charge of Arthur D. Little’s Chemical and Metallurgical Engineering business. Mr. LaMantia currently serves on the Board of Directors of State Street Corporation. He is a member of the Advisory Board of the Carroll School of Management at Boston College. He previously served as a Director of Marathon Technologies Corporation, an Advisory Director of IntellectExchange.com, a member of the Advisory Board of Overseers of WGBH Public Broadcasting and as a member of the Corporation of Woods Hole Oceanographic Institute. Mr. LaMantia received a

B.A. and B.S., M.S., and Sc.D. in chemical engineering from Columbia University and completed the Advanced Management Program of Harvard Business School. He was a Sloan Foundation Fellow, a National Science Foundation Fellow, and is a member of Phi Beta Kappa and Tau Beta Pi. He served as an officer in the United States Navy.

Directors Whose Terms Extend Beyond the Annual Meeting

David E. Goodman, M.D. has served as a member of our Board of Directors since June 2004. Since 2005, Dr. Goodman has served as President and Chief Executive Officer of BaroSense, Inc., a medical device company focused on developing innovative minimally invasive devices for the long-term treatment of obesity. From 2004 to 2005, Dr. Goodman served as President and Chief Executive Officer of Interventional Therapeutic Solutions, Inc., an implantable drug delivery systems company. Dr. Goodman has been an independent consultant providing product design, regulatory and analytical consulting services to corporations within the medical device, biopharmaceutical and health and services markets from 2003 to 2004 as well as from 2001 to 2002. From 2002 to 2003, Dr. Goodman served as Chairman, President and Chief Executive Officer of Pherin Pharmaceuticals, a pharmaceutical discovery and development company. From 1994 to 2001, Dr. Goodman held various positions, including Chief Executive Officer, Chief Medical Officer and director, for LifeMasters Supported SelfCare, Inc., a disease management services company that Dr. Goodman founded. Dr. Goodman holds a B.A.S. in applied science and bioengineering and a M.S.E. in bioengineering from the University of Pennsylvania. He also received an M.D. from Harvard Medical School and the Harvard-M.I.T. Division of Health Sciences and Technology.

Allen J. Hinkle, M.D. joined the Board of Directors of NeuroMetrix in January 2006. Dr. Hinkle has served as the Chief Medical Officer and Senior Vice President for Tufts Health Plan in Massachusetts, a health insurance provider, where he is responsible for medical management programs and initiatives, since September 2004. Prior to becoming the Chief Medical Officer, Dr. Hinkle was Senior Medical Director and Vice President of Health Care Quality, Policy and Innovations at Blue Cross Blue Shield of Massachusetts, a health insurance provider, from 2001 through September 2004. From 1995 to 2001, Dr. Hinkle was the Chief Medical Officer and Senior Vice President of Quality—Healthcare Management for Anthem Blue Cross Blue Shield of New Hampshire and Matthew Thornton Plan, health insurance provider organizations. Dr. Hinkle has over 20 years of experience in the healthcare field. Dr. Hinkle received a B.S. from the University of Massachusetts at Amherst and an M.D. from Albert Einstein College of Medicine in New York. He is board certified in pediatrics and anesthesiology and is an Associate Professor of Anesthesiology and Pediatrics at Dartmouth Medical School. Dr. Hinkle currently serves as a director of the Massachusetts Healthcare Quality Partnership, a non-profit organization providing information to help physicians improve the quality of patient care.

Jonathan T. Lord, M.D. joined the board of directors of NeuroMetrix in January 2006. Dr. Lord has been at Humana, Inc., a health insurance provider, since 2000. Dr. Lord served as the Senior Vice President and Chief Medical Officer of Humana from 2000-2001 and has served as Senior Vice President and Chief Innovation Officer since 2001, with responsibility for designing and leading innovative health plan products and processes that encourage and enable people to successfully navigate the health care system. Dr. Lord is a board-certified forensic pathologist and he has 21 years of experience in medical practice. Dr. Lord came to Humana from Health Dialog, a Boston-based Internet provider of health information where he served as President. Prior to joining Health Dialog, he served as Chief Operating Officer of the American Hospital Association (AHA) in Washington, D.C., Executive Vice President of Anne Arundel Medical Center in Annapolis, Maryland, and Executive Vice President of Sun Health in Charlotte, North Carolina. Dr. Lord previously served on the National Advisory Council for Healthcare Research and Quality and as President of the Disease Management Association of America. Dr. Lord currently serves as a director of Stericycle, Inc. a publicly-traded healthcare company focused on medical waste disposal services. Dr. Lord received an M.D. from the University of Miami.

W. Mark Lortz has served as a member of our Board of Directors since June 2004. Mr. Lortz served as President and Chief Executive Officer of TheraSense, Inc., a medical device company, from 1997, and as Chairman of TheraSense from 1998, until Abbott Laboratories’ acquisition of TheraSense in April 2004. From 1991 to 1997, Mr. Lortz held various positions, including Group Vice President for Worldwide Operations and International Franchise Development, Group Vice President for Worldwide Business Operations and Vice President of Operations, for LifeScan, Inc., a division of Johnson & Johnson that specializes in medical device technology. Mr. Lortz currently serves as a director of Cutera, Inc., a medical device company that designs and develops laser and other light-based aesthetic systems, and IntraLase Corp., a manufacturer of lasers for ophthalmology applications. Mr. Lortz also currently serves on the board of Directors of FoviOptics, a private company developing non-invasive glucose testing and was named Chairman in December 2004. Mr. Lortz holds a B.S. in Engineering Science from Iowa State University and an M.B.A. in Management from Xavier University.

Executive Officers Who Are Not Directors

Gary L. Gregory has served as our Chief Operating Officer since July 2003 and, prior to that time, as our Executive Vice President, Worldwide Sales since July 2002. From 2001 to 2002, Mr. Gregory served as Senior Vice President of Sales & Marketing for PrimeSource Healthcare, Inc., a manufacturer and distributor of specialty medical devices. From 1994 to 2001, Mr. Gregory held a number of senior roles within Johnson & Johnson and its Cordis Divisions, including Director of Strategic Marketing for its Corporate Division which represents all of its medical device businesses, Director of Sales where he co-directed its Cardiology Sales organization, and Director of Corporate Accounts where he built the Corporate Account Department and business spanning all of the Cordis Divisions. From 1989 to 1994, Mr. Gregory held a number of management positions at Baxter Healthcare within Baxter’s CardioVascular Group, where he advanced from Sales to Marketing to Corporate Accounts to Sales Management. Mr. Gregory holds a B.S. in economics from the Pennsylvania State University.

W. Bradford Smith has served as our Chief Financial Officer since February 2005. Prior to joining NeuroMetrix, Mr. Smith was the Chief Financial Officer and Executive Vice President at Synarc, Inc., a provider of clinical trials services to the pharmaceutical and biotechnology industries, since May 2003. At Synarc, he was responsible for global financial operations, raised private equity financing from several venture capital firms and completed the acquisition of a medical imaging services company. Prior to Synarc, he had been the Chief Financial Officer at PatientKeeper, Inc., a company providing healthcare professionals with mobile computing solutions, from March 2000 to May 2003. At PatientKeeper, he was responsible for raising private funding with venture capital and strategic investors and helping the company develop its infrastructure to support commercial operations. Mr. Smith previously served as Chief Financial Officer at Focal, Inc. from 1993 to 2000, and led the company through several rounds of private and public equity financing including the management of its initial public offering. Previous positions held by Mr. Smith include Senior Analyst in mergers and acquisitions for Sanders Associates, a Lockheed company, and Senior Accountant for Coopers & Lybrand. Mr. Smith received his M.B.A. from the Whittemore School at the University of New Hampshire. Mr. Smith received his CPA designation in 1983 and has a B.S. degree in biology from Tufts University.

Guy Daniello has served as our Senior Vice President of Information Technology since July 2003, and, prior to that time, as our Vice President of Information Technology and Director of Information Technology since 1998. Prior to joining NeuroMetrix, Mr. Daniello was an independent software consultant, the Senior Vice President of Engineering at Shiva Corporation from 1996 to 1997, and the Chief Technology Officer & Vice President of Product Development at Gandalf Technologies from 1993 to 1996. In 1991 he founded Network Architects, a software company. Prior to starting Network Architects, he served as President and CEO of Datamedia Corp. and the Director of Small Systems Development at

Honeywell Information Systems. Mr. Daniello holds a B.S. in business administration from Northeastern University.

Michael Williams, Ph.D. has served as our Senior Vice President of Engineering since July 2003 and, prior to that time, as our Vice President of Engineering since May 2000. From March 1996 to January 2000, Dr. Williams served as Division President at Radionics, where he was responsible for all software-based products, including treatment planning and image-guided surgery. Prior to Radionics, he served as an engineer at Hughes Aircraft Space & Communications Group. Dr. Williams received a B.S. in physics and mathematics from University of Puget Sound and M.S. and Ph.D. degrees in Physics from Brown University.

Directors’ Compensation

Our current director compensation arrangements, which became effective as of January 1, 2006 are described below. The non-employee members of our Board of Directors will receive annual cash compensation in the amount of $10,000 for service as a member of our Board of Directors, which will be paid following each annual meeting of our stockholders. In addition, these non-employee directors will receive the sum of $1,500 for each board or committee meeting that they attend, provided that they will not be entitled to additional compensation for attending committee meetings that occur on the same day as a board meeting at which they attend. This cash compensation will be in addition to any stock options or other equity compensation that we determine to grant to our directors on a case by case basis. Dr. Gozani, the only employee member of our Board of Directors, is not separately compensated for his service on our Board of Directors.

During 2005, our director compensation arrangements were identical except that the annual cash compensation and meeting fees were $5,000 and $1,000 respectively.

In June 2004, we granted each of Mr. Lortz and Dr. Goodman an option to purchase 36,000 shares of our common stock at an exercise price of $8.00 per share, equal to the price per share at our initial public offering. In November 2004, we granted Mr. LaMantia an option to purchase 36,000 shares of our common stock at an exercise price of $9.40, equal to the closing price of our common stock on the grant date. In January 2006, we granted each of Dr. Lord and Dr. Hinkle an option to purchase 36,000 shares of our common stock at an exercise price of $27.28 and $34.04, respectively, equal to the closing price of our common stock on the grant date. Each of these options vests 25% one year after the grant date with the remainder vesting ratably over the following three years on a quarterly basis.

COMPENSATION OF EXECUTIVE OFFICERS

Summary of Executive Compensation

The following table shows compensation information with respect to services rendered to us in all capacities during the fiscal years ended December 31, 2005, 2004 and 2003 for (i) the individual who served as the Chief Executive Officer for the fiscal year ended December 31, 2005 and (ii) each of the four other most highly compensated executive officers who were serving as executive officers at December 31, 2005 and whose aggregate salary and bonus exceeded $100,000 in the fiscal year ended December 31, 2005 (we refer to these individuals, collectively with the Chief Executive Officer, as the “named executive officers”):

Summary Compensation Table

		Annual Compensation				Long-term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation		Securities Underlying Options Granted	All Other Compensation
Shai N. Gozani, M.D. Ph.D.	2005	$250,000	$125,000	10,800	(1)	—	—
Chairman of the Board, Chief	2004	250,000	125,000	—		375,000	—
Executive Officer and President	2003	206,250	—	7,200	(1)	—	—
W. Bradford Smith	2005	194,167	146,000	—		142,000	—
Chief Financial Officer (3)
Guy Daniello	2005	165,375	34,126	—		—	—
Senior Vice President of	2004	157,500	29,547	—		3,265	—
Information Technology	2003	150,000	28,875	—		17,715	—
Gary L. Gregory	2005	235,000	132,367	7,200	(1)	—	—
Chief Operating Officer	2004	210,000	105,000	7,200	(1)	82,500	—
	2003	200,000	100,000	7,200	(1)	22,000	$45,364	(2)
Michael Williams, Ph.D.	2005	176,400	30,654	—		—	—
Senior Vice President of	2004	168,000	56,640	—		2,687	—
Engineering	2003	160,000	2,880	—		19,550	—

(1)             Represents automobile allowance.

(2)             Represents moving expenses of $20,364 and cost of living adjustment of $25,000.

(3)             Mr. Smith joined the Company as Chief Financial Officer in February 2005. The bonus earned in 2005 included a sign-on bonus of $80,000.

Stock Option Grants in 2005

The following table sets forth information concerning the stock option grants made to each of the named executive officers during the year ended December 31, 2005.

	Number of securities underlying options	Percent of total options granted to employees in	Exercise	Expiration	Potential realizable value at assumed annual rates of stock price appreciation for option term(2)
Name	granted	fiscal year(1)	price per share	Date	5%	10%
W. Bradford Smith	142,000 (3)	51.0%	$9.90	2/14/2015	$884,100	$2,240,483

(1)          Based on the grant to employees of options to purchase an aggregate of 278,650 shares of common stock in 2005.

(2)          The potential realizable value is calculated based on the term of the stock option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the SEC and does not represent our prediction of our stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by:

•       multiplying the number of shares of common stock subject to a given stock option by the market price of our common stock at the time of the grant;

•       assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table until the expiration of the option; and

•       subtracting from that result the aggregate option exercise price.

(3)          This option was granted on February 14, 2005. This option becomes exercisable with respect to 25% of the total option on February 14, 2006 with the remainder becoming exercisable in equal quarterly installments over the next 12 quarters, subject to the executive officer remaining employed by us.

2005 Stock Option Exercises and Values

The table below sets forth information with respect to our named executive officers concerning the exercise of options during the year ended December 31, 2005 and unexercised options held as of December 31, 2005. Amounts described in the following table under the heading “Value of Unexercised In-the-Money Options at December 31, 2005” are based upon the fair market value of the common stock as of December 31, 2005, which was $27.28 per share as quoted on the Nasdaq National Market, less the applicable exercise price, multiplied by the number of shares underlying the options.

			Securities Underlying Unexercised Options at		Value of Unexercised In-The-Money Options at
	Shares Acquired	Value	December 31, 2005		December 31, 2005
	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Shai N. Gozani, M.D., Ph.D.	—	—	140,625	234,375	$2,711,250	$4,518,750
Gary L. Gregory	82,500	2,678,665	73,603	58,397	$1,707,520	$1,237,065
Guy Daniello	24,934	688,847	—	6,358	$—	$159,141
Michael Williams, Ph.D.	26,086	795,539	1,437	14,776	$35,968	$369,843
W. Bradford Smith	—	—	—	142,000	$—	$2,467,960

Employment Agreements and Change in Control Arrangements

We entered into an employment agreement with Dr. Gozani, effective as of June 21, 2004. Under the terms of the employment agreement, Dr. Gozani is to be paid an annual base salary to be determined by our Compensation Committee but not less than $250,000. Dr. Gozani’s current salary is $262,500. Dr. Gozani is also eligible to receive an annual cash performance bonus of up to 50% of his annual salary if certain performance objectives, determined by Dr. Gozani and our Compensation Committee, are met. In

addition, pursuant to this employment agreement we granted Dr. Gozani stock options to purchase 375,000 shares of common stock at an exercise price of $8.00 per share, equal to the price per share at the initial public offering. This stock option has a term of ten years and vests over four years with 25% of the total award vesting after one year and the remainder vesting ratably over the following three years on a quarterly basis.

The employment agreement may be terminated by us with or without cause or by Dr. Gozani. Under the terms of the agreement, if (1) we terminate Dr. Gozani for any reason other than willful non-performance of his duties under the employment agreement, intentional fraud or dishonesty with respect to our business or conviction of a felony or (2) Dr. Gozani resigns as a result of a reduction in his responsibilities with us, reduction in his status with us, reduction of his salary, relocation of our corporate offices more than 35 miles from their current location or breach by us of the agreement (each such termination hereafter referred to as a “severance termination”), Dr. Gozani will be entitled to his full base salary at his then-current annual rate of pay, plus benefits and applicable bonus payments, through the date of his severance termination. In addition, we will continue to pay Dr. Gozani his then-current annual base salary for one year following the severance termination. Additionally, in the event of a severance termination, Dr. Gozani will be entitled to acceleration of one year of vesting under his option agreement. Additionally, Dr. Gozani will be entitled to his full annual cash performance bonus in the year that any of the following sale transactions occurs:

•       a sale of substantially all of our assets;

•       a merger or combination with another entity, unless the merger or combination does not result in a change in ownership of our voting securities of more than 50%; or

•       the sale or transfer of more than 50% of our voting securities.

If a sale transaction occurs within the first year of vesting under his option agreement, Dr. Gozani’s stock option will vest as to 50% of the total award. If a sale transaction occurs on or after the first year of vesting, Dr. Gozani will be entitled to acceleration of vesting for 25% of the total award. If a sale transaction occurs within nine months after a severance termination or the termination of Dr. Gozani’s employment as a result of his death or disability, the stock option will become fully vested as to the total award. Pursuant to the terms of the agreement, Dr. Gozani has entered into, and is bound by the terms of, a noncompetition, nondisclosure and inventions agreement that will be effective during the term of the employment agreement and for one year thereafter.

We entered into a letter agreement with Mr. Gregory effective July 1, 2002, which provides for our employment of Mr. Gregory on an at-will basis. Under the letter agreement, Mr. Gregory’s initial annual salary was $200,000, subject to subsequent increases in the discretion of our Chief Executive Officer or our Board of Directors. Mr. Gregory’s current salary is $246,750. Under the letter agreement, Mr. Gregory also is eligible to receive annual incentive cash compensation of up to 50% of his annual salary if certain performance objectives determined by our Compensation Committee, primarily related to quarterly and annual sales revenue targets, are met. Pursuant to this letter agreement, we granted Mr. Gregory a stock option to purchase 110,000 shares of common stock at a price of $2.25 per share. This stock option has a term of ten years and vested over three and one-half years following its grant. Under the terms of the letter agreement, if (1) we terminate Mr. Gregorys employment for any reason other than willful misconduct or (2) Mr. Gregory resigns as a result of our material breach of the terms of the letter agreement (each such termination hereafter referred to as a “severance termination of Mr. Gregory”), then Mr. Gregory will be entitled to receive his base salary for a period of nine months from the date of the severance termination of Mr. Gregory. Additionally, in the event of a severance termination, Mr. Gregory will be entitled to the acceleration of nine months of vesting under certain stock options granted to Mr. Gregory. Additionally, in the event of a change of control which results in either a severance termination of Mr. Gregory or Mr. Gregory’s resignation as a result of a required relocation to a worksite more than 50 miles from our worksite prior to the change of control, Mr. Gregory will be entitled to receive his base salary for a period of nine months from the date of the termination of employment and certain stock options granted to Mr. Gregory will vest in full.

We entered into a letter agreement with Mr. Smith on February 7, 2005, which provides for our employment of Mr. Smith, as our Chief Financial Officer, on an at-will basis beginning on February 14, 2005. Under the letter agreement, Mr. Smith’s initial annual salary was $220,000, subject to periodic review and adjustment at our discretion. Mr. Smith’s current annual salary is $231,000. Under the letter agreement, Mr. Smith will be also eligible to receive an annual cash performance bonus of up to 30% of his annual salary if certain performance objectives determined by Mr. Smith and our company are met. We also agreed to pay Mr. Smith a sign-on bonus of $80,000, provided that this bonus was to be repaid if Mr. Smith did not remain employed by us for at least 12 months.

Pursuant to this letter agreement, we also granted Mr. Smith stock options to purchase 142,000 shares of common stock at a price equal to the closing price of our common stock on the date Mr. Smith’s employment with us commenced, which was $9.90 per share. This stock option has a term of ten years and vests over four years with 25% of the total award vesting one year after the commencement of Mr. Smith’s employment with us and the remainder vesting ratably over the following three years on a quarterly basis.

Under the terms of the letter agreement, if (1) we terminate Mr. Smith’s employment for any reason other than cause or (2) Mr. Smith resigns as a result of our material breach of the terms of the letter agreement (each such termination hereafter referred to as a “severance termination of Mr. Smith”), then Mr. Smith will be entitled to receive his base salary for a period of nine months from the date of the severance termination of Mr. Smith. Additionally, in the event of a severance termination of Mr. Smith, Mr. Smith will be entitled to the acceleration of nine months of vesting under the option agreement described above.

If any of the sale transactions described below occurs within the first year of vesting under his option agreement, Mr. Smith’s stock option will vest as to 50% of the total award. If a sale transaction occurs on or after the first year of vesting, Mr. Smith will be entitled to acceleration of vesting for 25% of the total award. The following will be considered sale transactions under Mr. Smith’s option agreement:

•       a sale of substantially all of our assets;

•       a merger or combination with another entity, unless the merger or combination does not result in a change in ownership our voting securities of more than 50%; or

•       the sale or transfer of more than 50% of our voting securities.

Mr.                Gregory, Mr. Smith, Mr. Daniello and Mr. Williams have each entered into a confidentiality and non-competition agreement with us, which provides for protection of our confidential information, assignment to us of intellectual property developed by the executive officer and non-compete and non-solicitation obligations that are effective during, and for 12 months following termination of, the executive officer’s employment.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2005 regarding the number of securities to be issued upon exercise, and the weighted average exercise price, of outstanding options, warrants and rights under our equity compensation plans and the number of securities available for future issuance under our equity compensation plans.

Equity Compensation Plan Information as of December 31, 2005

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)(4):	1,120,619 (2)	$8.33	920,275 (3)
Totals	1,120,619	$8.33	920,275

(1)          Includes information related to our Amended and Restated 1996 Stock Option/Restricted Stock Plan, Amended and Restated 1998 Equity Incentive Plan, Amended and Restated 2004 Stock Option and Incentive Plan and 2004 Employee Stock Purchase Plan.

(2)          Includes 6,250 shares to be issued upon exercise of an option granted under our Amended and Restated 1996 Stock Option/Restricted Stock Plan. If this option is exercised, Dr. Gozani will be required to transfer back to us 6,250 shares of common stock that he currently owns.

(3)          Previously, under our Amended and Restated 2004 Stock Option and Incentive Plan, on December 31 of each year an additional number of shares equal to 15% of the annual net increase in the total number of our outstanding shares of common stock during the year will be added to the shares available for the issuance of awards under this plan. In accordance with this formula, on December 31, 2005, there were 51,094 shares added to the shares available under this plan. The Company discontinued the use of this formula in 2006. As of December 31, 2005, there were 578,072 shares available for future grant under the Amended and Restated 2004 Stock Option and Incentive Plan. There are also 342,203 common shares authorized and available for issuance under our 2004 Employee Stock Purchase Plan included in the total number of securities available for future issuance.

(4)          As of March 31, 2006, there was a total of 1,324,107 shares to be issued upon the exercise of outstanding options, warrants and rights at a weighted average exercise price of $13.74 and an average remaining term of 8.5 years under all equity compensation plans. As of March 31, 2006, there were 280,197 shares available for future grant under the Amended and Restated 2004 Stock Option and Incentive Plan and 342,203 shares available for issuance under our 2004 Employee Stock Purchase Plan. No new stock grants or awards will be made under the Amended and Restated 1996 Stock Option/Restricted Stock Plan or the Amended and Restated 1998 Equity Incentive Plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee, which is comprised of two non-employee, independent directors, determines the compensation of our senior management and administers and makes recommendations and awards under our stock option plans.

Our executive compensation policies are designed to promote the following objectives:

•       to increase our revenues, enhance our profitability and increase stockholder value;

•       to provide levels of compensation that assist us in attracting, motivating and retaining qualified executives;

•       to recognize individual initiative and achievement; and

•       to align the interests of our management with those of stockholders.

Our executive compensation program for 2005 consisted of the following elements: (i) base salary; (ii) incentive compensation in the form of annual cash bonuses; and (iii) long-term incentive compensation in the form of incentive and non-qualified stock options. All of these elements are administered by the Compensation Committee. Executive officers are also eligible to participate in certain benefit programs that are generally available to all of our employees, including medical insurance and other employee benefits and a 401(k) retirement savings plan. In all cases, the Compensation Committee’s decisions involving executive officer compensation are ultimately based on the Compensation Committee’s judgment regarding the best interests of our company and stockholders.

Base Salary

Base salary compensation levels for each of our executive officers, including the Chief Executive Officer, are generally determined by evaluating: (i) the experience of and the responsibilities held (or to be held) by the individual; (ii) our past financial performance and future expectations; and (iii) individual performance. The Compensation Committee does not assign relative weights or rankings to these factors, but instead makes a determination based upon consideration of all of these factors, as well as the progress made with respect to our long-term goals and strategies. The Compensation Committee also considers generally available information regarding salaries paid to executive officers with comparable qualifications, experience and responsibilities at companies in the same or similar business. Base salary levels for each of our executive officers, other than the Chief Executive Officer, are also based upon evaluations and recommendations made by the Chief Executive Officer. With respect to executive officers who first join us during a year, special consideration is given to each officer’s compensation package at his or her prior place of employment.

Annual Incentive Compensation

Each executive officer, including the Chief Executive Officer, is entitled to receive annual incentive compensation in the form of cash bonuses based on our achievement of predetermined revenue and other financial and business objectives, as well as the performance of our individual executive officer. Cash bonuses are intended to constitute a significant portion of an executive officer’s incentive and total compensation package. Cash bonuses for each of our executive officers, other than the Chief Executive Officer, are also based upon evaluations and recommendations made by the Chief Executive Officer.

Long-Term Incentive Compensation

Long-term incentive compensation, in the form of stock options, provides a stock-based incentive to improve our financial performance by allowing the executive officers to share in any appreciation in the value of our common stock. Accordingly, the Compensation Committee believes that stock option participation aligns the interests of executive officers with those of our stockholders by encouraging executive officers to maximize the value of our company. Stock options also assist in the recruitment, motivation and retention of key professional and managerial personnel. Stock options are granted to executive officers from time to time based primarily upon the individuals actual and/or potential contributions to our company, competitive market practices, and our financial performance. When establishing stock option grant levels for executive officers, the Compensation Committee considers existing levels of stock ownership, previous grants of stock options, vesting schedules of previously granted options and the current market value of the common stock. Generally, stock options granted under our stock option plans have an exercise price equal to the fair market value of the common stock on the date of grant. Stock option grants generally were not made to our executive officers in 2005 because of the proximity to our initial public offering and the amount of stock option grants made at that time.

Compensation of the Chief Executive Officer

Dr. Gozani is the Chief Executive Officer, President and a Director. His 2005 performance was evaluated on the basis of the factors described above applicable to executive officers generally. The annual bonus components of his compensation, as well as his salary, reflect our financial performance.

Deductibility of Executive Compensation Expenses

In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), we cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Compensation Committee’s present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

Respectfully submitted by the Compensation Committee:
David E. Goodman, M.D. W. Mark Lortz

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee include David E. Goodman, M.D. and W. Mark Lortz. None of our executive officers serves as a member of the Board of Directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee. None of the persons who are members of our Compensation Committee have ever been employed by us.

COMPARATIVE STOCK PERFORMANCE GRAPH

The following graph shows the cumulative stockholder return of our common stock from July 22, 2004 (the first trading day for our common stock) through December 31, 2005 as compared with that of the Nasdaq (U.S. Companies) Index and the Nasdaq Medical Device Manufacturers Index. The total stockholder return is measured by dividing the per share price change of the respective securities, plus dividends, if any, for each period shown by the share price at the end of the particular period. The graph assumes the investment of $100 in our common stock and each of the comparison groups on July 22, 2004 and assumes the reinvestment of dividends. We have never declared a dividend on our common stock. The stock price performance depicted in the graph below is not necessarily indicative of future price performance.

Comparison of Cumulative Total Return Among NeuroMetrix, Inc., Nasdaq (U.S. Companies) Index and Nasdaq Medical Device Manufacturers Index

	7/22/04	9/30/04	12/31/04	3/31/05	6/30/05	9/30/05	12/31/05
NeuroMetrix, Inc.	$100.00	$125.00	$146.88	$119.38	$250.38	$372.13	$341.00
Nasdaq Stock Market (U.S.)	$100.00	$100.48	$115.24	$105.87	$109.46	$114.68	$117.69
Nasdaq Medical Device Manuf. Index	$100.00	$102.81	$112.49	$106.19	$112.07	$118.59	$123.50

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table sets forth certain information concerning beneficial ownership as of February 1, 2006 of our common stock by:

•       each person known by us to beneficially own 5% or more of our common stock;

•       each of our directors and nominees for director;

•       each of our named executive officers; and

•       all of our directors, nominees for director and executive officers as a group.

The number of common shares “beneficially owned” by each stockholder is determined under rules issued by the SEC regarding the beneficial ownership of securities. This information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of common stock includes (1) any shares as to which the person or entity has sole or shared voting power or investment power and (2) any shares as to which the person or entity has the right to acquire beneficial ownership within 60 days after February 1, 2006, including any shares that could be purchased by the exercise of options or warrants on or within 60 days after February 1, 2006. Each stockholder’s percentage ownership is based on 12,382,035 shares of our common stock outstanding as of February 1, 2006 plus the number of shares of common stock that may be acquired by such stockholder upon exercise of options that are exercisable on or within 60 days after February 1, 2006.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws.

	Amount and Nature of
	Beneficial Ownership			Percent
	Common			of Class of
Name and Address (1) of Beneficial Owner	Stock	Options(2)	Total	Total
Directors and Executive Officers
Shai N. Gozani, M.D., Ph.D.(3)	610,788	164,062	774,850	6.2%
Gary L. Gregory	15,508	87,057	102,565	*
Guy Daniello	9,137	679	9,816	*
Michael Williams, Ph.D.	286	2,575	2,861	*
W. Bradford Smith	—	35,500	35,500	*
David E. Goodman, M.D.	—	14,750	14,750	*
Allen Hinkle	—	—	—	*
Charles R. LaMantia	—	11,250	11,250	*
Jonathan T. Lord	—	—	—	*
W. Mark Lortz	—	15,750	15,750	*
All Directors and Executive Officers as a group (10 persons)(4)	635,719	331,623	967,342	7.6%
Beneficial Owner of 5% or More Other than
Directors and Executive Officers
FMR Corp. (Fidelity Management & Research Co.), Edward C. Johnson, 3d(5)	1,830,816	—	1,830,816	14.8%
Veredus Asset Management, LLC(6)	782,250	—	782,250	6.3%

*                    Represents less than 1% of the outstanding shares of common stock.

(1)          Unless otherwise indicated, the address of each stockholder is c/o NeuroMetrix, Inc., 62 Fourth Avenue, Waltham, Massachusetts 02451.

(2)          Includes all options that are exercisable on or within 60 days from February 1, 2006 by the beneficial owner.

(3)          Includes 6,250 shares that Dr. Gozani may be required to transfer back to us upon the exercise of options granted under our Amended and Restated 1996 Stock Option/Restricted Stock Plan.

(4)          See Notes (2)—(3) above.

(5)          FMR Corp. reported sole voting power with respect to 600 shares and each reported sole investment power with respect to the same 1,830,816 shares. Edward C. Johnson 3d reported beneficial ownership of the shares beneficially owned by FMR Corp. as a result of his relationship as Chairman and a stockholder of FMR Corp. The address of FMR Corp. and Edward C. Johnson 3d is 82 Devonshire Street, Boston, Massachusetts 02109. Information regarding FMR Corp. and Edward C. Johnson 3d is based solely upon a Schedule 13G filed jointly by FMR Corp. and Edward C. Johnson 3d with the Securities and Exchange Commission on February 14, 2006.

(6)          Veredus Asset Management, LLC has sole voting power with respect to 702,375 shares, shared power to vote with respect to 79,875 shares and sole investment power with respect to 782,250 shares. The address of Veredus Asset Management, LLC is 4500 Bowling Blvd. Suite 250, Louisville, Kentucky 40207. Information regarding Veredus Asset Management LLC is based on a Schedule 13G filed by this entity with the SEC on January 26, 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

AUDIT COMMITTEE REPORT

The undersigned members of the Audit Committee of the Board of Directors submit this report in connection with the committees review of the financial reports for the fiscal year ended December 31, 2005 as follows:

1.     The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2005.

2.     The Audit Committee has discussed with representatives of PricewaterhouseCoopers LLP the matters required to be discussed with them under the provisions of Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as modified or supplemented.

3.     The Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and has discussed with PricewaterhouseCoopers LLP the auditors’ independence from the Company and management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the SEC.

Respectfully submitted by the Audit Committee:
David E. Goodman, M.D. Charles R. LaMantia W. Mark Lortz

PROPOSAL 2: APPROVAL OF AMENDMENT TO 2004 STOCK OPTION AND INCENTIVE PLAN

Introduction

The Company’s Amended and Restated 2004 Stock Option and Incentive Plan (the “2004 Plan”) currently authorizes the grant of stock options and other stock-based awards to officers, employees, non-employee directors, consultants and prospective employees of the Company and its subsidiaries. Currently, 946,022 shares of common stock are reserved for issuance pursuant to awards granted under the 2004 Plan. This amount reflects the annual addition of shares to the 2004 Plan pursuant to an evergreen formula through December 31, 2005. We discontinued the use of the evergreen formula in 2006. As of March 31, 2006, 280,197 shares were available for grant under the 2004 Plan. On April 17, 2006, the Board of Directors approved an amendment to the 2004 Plan, subject to stockholder approval, to increase the aggregate number of shares authorized for issuance under the 2004 Plan by 1,000,000 shares to 1,946,022 shares of common stock. This amendment was designed to enhance the flexibility of the Compensation Committee in granting stock options and other awards to our officers, employees, non-employee directors, consultants and prospective employees and to ensure that the Company can continue to grant stock options and other awards to such persons at levels determined to be appropriate by the Compensation Committee. We believe that stock options and other stock-based awards are a critical part of the compensation package offered to new, existing and key employees and is an important tool in our ability to attract and retain talented personnel. A copy of the 2004 Plan including this amendment is attached as Appendix B to this Proxy Statement and is incorporated herein by reference. The attached copy of the

2004 Plan and the description of the 2004 Plan below include the effect of certain other amendments to the 2004 Plan that the Board approved in April, 2006.

Based solely on the closing price of the Company’s common stock as reported on the Nasdaq National Market on March 31, 2006 the maximum aggregate market value of the additional 1,000,000 shares being reserved hereunder that could potentially be issued under the 2004 Plan is approximately $38,940,000. The shares issued by the Company under the 2004 Plan will be authorized but unissued shares. The shares underlying any awards that are forfeited, canceled, expire, reacquired by the Company prior to vesting, satisfied without the issuance of stock or are terminated (other than by exercise) under the 2004 Plan are added back to the shares available for issuance under the 2004 Plan. Shares tendered or held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding are also available for future issuance under the 2004 Plan.

To ensure that certain awards granted under the 2004 Plan, including awards of restricted stock and deferred stock, to a “Covered Employee” (as defined in the Code) qualify as “performance-based compensation” under Section 162(m) of the Code, the 2004 Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria including (i) pre-tax or after-tax profit levels of the Company, or any subsidiary, division, operating unit, business segment or combination thereof; (ii) cash flow, funds from operations or similar measures; (iii) total stockholder return; (iv) changes in the market price of the Company’s common stock; (v) sales or market share; or (vi) earnings per share. The Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award of restricted stock or deferred stock (or combination thereof) granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 825,000 shares for any performance cycle, and options or stock appreciation rights with respect to no more than 825,000 shares may be granted to any one individual during any calendar year period.

Vote Required

The amendment to the 2004 Plan will be approved upon the affirmative vote of a majority of the votes properly cast for and against such matter. Abstentions and broker non-votes are not included in the number of votes cast for and against a matter and therefore have no effect on the vote on such matter.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ADOPTION OF THE AMENDMENT TO THE 2004 PLAN. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE APPROVAL OF THE AMENDMENT UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

Summary of 2004 Plan as Amended

The following description of certain features of the 2004 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2004 Plan as amended and restated that is attached hereto as Appendix B.

The 2004 Plan was originally adopted by the Board of Directors on May 12, 2004, approved by the stockholders on June 18, 2004 and amended by the Board of Directors on April 17, 2006. The 2004 Plan permits us to make grants of incentive stock options, non-qualified stock options, stock appreciation rights, deferred stock awards, restricted stock awards, unrestricted stock awards and dividend equivalent rights. We have currently reserved 946,022 shares of our common stock for the issuance of awards under the 2004 Plan. The 2004 Plan also includes an “evergreen” provision. Under the evergreen provision, on

December 31 of each year, an additional number of shares equal to 15% of the annual net increase in the total number of our outstanding shares of common stock during the year will be added to the shares available for the issuance of awards under the 2004 Plan. As a result of the evergreen provision, a total of 121,022 additional shares were added to the 2004 Plan in 2004 and 2005. The Company discontinued the use of the evergreen provision in 2006. The Board of Directors voted, subject to stockholder approval, to add an additional 1,000,000 shares to the 2004 Plan in April, 2006 so that the total number of shares reserved for issuance under the 2004 Plan will be 1,946,022; provided that not more than 825,000 shares may be issued under the 2004 Plan as unrestricted stock awards, restricted awards or deferred stock awards. The number of shares of our common stock reserved under the plan is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. Generally, shares that are forfeited or canceled from awards under the 2004 Plan and shares held back to satisfy the exercise price or tax withholding will be available for future awards.

Plan Administration.   The 2004 Plan is administered by the Compensation Committee of the Board of Directors. The administrator of the 2004 Plan has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, subject to the provisions of the 2004 Plan. The administrator may delegate to the Chief Executive Officer the authority to grant awards to employees, other than our executive officers, provided that the administrator fixes the maximum number of shares that may be awarded and provides specific guidelines regarding such awards.

Eligibility and Limitations on Grants.   All full-time and part-time officers, employees, non-employee directors and other key persons are eligible to participate in the 2004 Plan, subject to the discretion of the administrator. Approximately 120 people are currently eligible to participate in the 2004 Plan.

Stock Options.   The exercise price of stock options awarded under the 2004 Plan may not be less than the fair market value of the common stock on the date of the option grant. The term of each stock option may not exceed 10 years from the date of grant. The administrator will determine at what time or times each option may be exercised and, subject to the provisions of the 2004 Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised.

To qualify as incentive stock options, stock options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

Stock Appreciation Rights.   The administrator may award a stock appreciation right either as a freestanding award or in tandem with a stock option. The administrator may award stock appreciation rights subject to such conditions and restrictions as the administrator may determine, provided that (1) upon exercise of a stock appreciation right granted in tandem with an option, the applicable portion of any related option shall be surrendered and (2) stock appreciation rights granted in tandem with options are exercisable at such time or times and to the extent that the related stock options are exercisable.

Restricted Stock.   The administrator may award shares to participants subject to such conditions and restrictions as the administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period. However, in the event these awards have a performance-based goal, the restriction period will be at least one year, and in the event these awards have a time-based restriction, the restriction period will be at least three years.

Deferred Stock.   The administrator may award phantom stock units to participants subject to such conditions and restrictions as the administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period. However, in the event these awards have a performance-based goal, the restriction period will be at least one year, and in the event these awards have a time-based restriction, the restriction period will be at least three years. At the end of the deferral period, the participants shall be paid, to the extent vested, in shares.

Unrestricted Stock.   The administrator may grant shares (at par value or for a purchase price determined by the administrator) that are free from any restrictions under the 2004 Plan. Unrestricted stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to such individuals.

Dividend Equivalent Rights.   The administrator may award a dividend equivalent right either as a freestanding award or in tandem with another award under the 2004 Plan. The administrator may award dividend equivalent rights subject to such conditions and restrictions as the administrator may determine. Dividend equivalents credited to the holder may be paid currently or may be deemed to be reinvested in additional shares of stock, which may thereafter accrue additional equivalents.

Tax Withholding.   Participants in the 2004 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the administrator, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold shares to be issued pursuant to an option exercise or other award, or by transferring to the Company shares having a value equal to the amount of such taxes.

Change of Control Provisions.   In the event of a merger, sale or dissolution of the Company, or a similar “sale event,” (as defined in the 2004 Plan) all outstanding awards under the 2004 Plan, unless otherwise provided for in a particular award, will terminate unless the parties to the transaction, in their discretion, provide for assumption, continuation or appropriate substitutions or adjustments of these awards. In the event that the outstanding awards under the 2004 Plan terminate in connection with a sale event, all stock options and stock appreciation rights granted under the 2004 Plan will automatically become fully exercisable and all other awards granted under the 2004 Plan will become fully vested and non-forfeitable as of the effective time of the sale event, except as may be otherwise provided in the relevant award agreement, and each holder of an option or a stock appreciation right will be permitted to exercise such award for a specified period prior to the consummation of the sale event. The administrator may also provide for a cash payment with respect to outstanding options and stock appreciation rights in exchange for the cancellation of such awards.

Amendments and Termination.   No awards may be granted under the 2004 Plan after the 10-year anniversary of the date that the 2004 Plan is approved by stockholders and no incentive stock option may be granted after the 10-year anniversary of the date that the 2004 Plan was approved by the Board of Directors. In addition, the Board of Directors may amend or discontinue the 2004 Plan at any time, and the administrator may amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose. No such amendment may adversely affect the rights under any outstanding award without the holder’s consent. Other than in the event of a necessary adjustment in connection with a change in our stock or a merger or similar transaction, the administrator may not “reprice” or otherwise reduce the exercise price of outstanding stock options or stock appreciation rights. Further, material amendments to the 2004 Plan will be subject to approval by our stockholders including amendments to (1) increase the number of shares available for issuance under the 2004 Plan, (2) expand the types of awards available under, the eligibility to participate in, or the duration of, the 2004 Plan, or (3) materially change the method of determining fair market value for purposes of our 2004 stock plan. Additionally, stockholder approval will be required to amend the 2004 Plan if the administrator determines that this approval is required to ensure that incentive stock options qualify as such under the Code, and that compensation earned under awards qualifies as performance-based compensation under the Code.

Effective Date of Amendment to 2004 Plan.   The Board of Directors adopted the amendment to add 1,000,000 shares to the 2004 Plan on April 17, 2006, and the amendment will become effective on the date it is approved by the stockholders. If the amendment is not approved by the stockholders, the 2004 Plan will continue in effect, and awards may be granted thereunder, in accordance with its terms.

New Plan Benefits

No grants have been issued with respect to the additional shares to be reserved for issuance under the 2004 Plan. The number of shares that may be granted to the Company’s Chief Executive Officer, executive officers, non-employee directors and non-executive officers under the 2004 Plan is not determinable at this time, as such grants are subject to the discretion of the Compensation Committee. The following table provides information with respect to the number of shares granted under the 2004 Plan for the fiscal year ended December 31, 2005 to our executive officers, non-executive officer directors and employees. Information about the number of shares granted to our Chief Executive Officer and other named executive officers can be found herein under the heading “Stock Option Grants in 2005.”

Name and Position	Dollar Value	Number	Average Exercise Price
All executive officers as a group	$1,405,800	142,000	$9.90
All non-executive officer directors	$—	—	$—
Employees as a group (excluding executive officers)	$2,433,737	136,650	$17.81

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2004 Plan. It does not describe all federal tax consequences under the 2004 Plan, nor does it describe state or local tax consequences.

Incentive Options.   No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for the Company for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares ) over the option price thereof, and (2) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above (e.g., if the holding periods described above are not satisfied), the option is treated as a non-qualified option. In addition, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.   No income is realized by the optionee at the time the option is granted. Generally (1) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (2) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments

The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company’s Deductions

As a result of Section 162(m) of the Code, the Company’s deduction for certain awards under the 2004 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2004 Plan is structured to allow grants to qualify as performance-based compensation.

PROPOSAL 3: RATIFICATION OF SELECTION OF AUDITORS

Introduction

The Audit Committee of the Board of Directors has selected the firm of PricewaterhouseCoopers LLP, independent certified public accountants, to serve as our auditors for the year ending December 31, 2006. It is expected that a representative of PricewaterhouseCoopers, LLP will be present at the annual meeting with the opportunity to make a statement, if so desired, and will be available to respond to appropriate questions.

Vote Required

The selection of our independent auditors for the year ending December 31, 2006 will be ratified upon the affirmative vote of a majority of the votes properly cast for and against such matter. Abstentions and broker non-votes are not included in the number of votes cast for and against a matter and therefore have no effect on the vote on such matter. The ratification of this selection by our stockholders is not required under the laws of the State of Delaware, where we are incorporated, but the results of this vote will be considered by the Audit Committee in selecting auditors for future years.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2006. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE RATIFICATION UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

ACCOUNTING FEES

Aggregate fees for professional services rendered to us by PricewaterhouseCoopers LLP for the years ended December 31, 2005 and December 31, 2004 are as follows:

Audit Fees

During 2005, the audit fees billed to us by PricewaterhouseCoopers LLP for professional services rendered for the 2005 audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Form 10-Q totaled $216,000 and the estimated fees remaining to be billed to us by PricewaterhouseCoopers LLP for professional services rendered for the audit of our annual financial statements for 2005 are approximately $309,000. The aggregate fees billed to us by PricewaterhouseCoopers LLP for professional services rendered for the 2004 audit of our annual financial statements the review of the financial statements included in our quarterly reports on Form 10-Q and comfort letters, consents and assistance with our Form S-1 filings in connection with our initial public offering totaled $762,500, of which $75,000 was billed in 2005.

Audit-Related Fees

There were no fees billed to us by PricewaterhouseCoopers LLP for any services other than audit or tax-related services in 2005 and in 2004.

Tax Fees

The total fees billed to us by PricewaterhouseCoopers LLP for tax services were approximately $55,675 in 2005 and $16,000 in 2004. These fees were for services related to (a) tax compliance (including the preparation of tax returns), (b) tax planning and tax advice, including a Tax Code Section 382 analysis and (c) requests for rulings or technical advice from tax authorities.

All Other Fees

There were a total of $1,500 in fees to be billed to us by PricewaterhouseCoopers LLP for any services other than audit, or tax-related services in 2005 and in 2004.

Pre-Approval Policies and Procedures

Under the Audit Committee’s charter, the Audit Committee is authorized to delegate to one or more of its members the authority to pre-approve audit and non-audit services. The Audit Committee has not delegated its pre-approval authority. The Audit Committee approved all audit and non-audit services provided to us by PricewaterhouseCoopers LLP during the 2005 fiscal year since the formation of our audit committee at the time of our initial public offering.

STOCKHOLDER PROPOSALS

Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2007 annual meeting must be received by us on or before December 26, 2006 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: NeuroMetrix, Inc., 62 Fourth Avenue, Waltham, Massachusetts 02451, Attn.: Secretary.

Stockholder proposals to be presented at our 2007 annual meeting, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2007 annual meeting, must be received in writing at our principal executive office not earlier than January 24, 2007, nor later than February 23, 2007, unless our 2007 annual meeting of stockholders is scheduled to take place before April 24, 2007 or after July 23, 2007. Our by-laws state that the stockholder must provide timely written notice of such nomination or proposal and supporting documentation. A stockholder’s notice will be timely if received by us at our principal executive office not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting (the “Anniversary Date”); provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder’s notice shall be timely if received by us at its principal executive office not later than the close of business on the later of (1) the 90th day prior to the scheduled date of such annual meeting or (2) the 10th day following the day on which public announcement of the date of such annual meeting is first made by us. In the event that the number of directors to be elected to our Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by us at least 85 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to us at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us. Proxies solicited by our Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of this authority. Any such proposals shall be mailed to: NeuroMetrix, Inc., 62 Fourth Avenue, Waltham, Massachusetts 02451, Attn.: Secretary.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by us, and in addition to soliciting stockholders by mail through its regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of our company registered in the names of a nominee and, if so, we will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone, telegraph, e-mail or other form of electronic communication following the original solicitation. We may retain a proxy solicitation firm to assist in the solicitation of proxies. We will bear all reasonable solicitation fees and expenses if we retain such a proxy solicitation firm.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and holders of more than 10% of our common stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such Reporting Persons are required by regulations of the SEC to furnish us with copies of all such filings. To our knowledge, based solely upon our review of the copies of the filings furnished to us with respect to the year ended December 31, 2005 and written representations from certain Reporting Persons, we believe that all Reporting Persons complied with all Section 16(a) filing requirements in the year ended December 31, 2005, except that Mr. Daniello failed to timely file one report to reflect the purchase of 7,812 shares of common stock in May 2005 pursuant to the exercise of a stock option. This transaction was subsequently reported during 2005.

APPENDIX A—AUDIT COMMITTEE CHARTER

NEUROMETRIX, INC.
Audit Committee Charter

I.                   General Statement of Purpose

The purposes of the Audit Committee of the Board of Directors (the “Audit Committee”) of NeuroMetrix, Inc. (the “Company”) are to:

•       oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements;

•       take, or recommend that the Board of Directors of the Company (the “Board”) take, appropriate action to oversee the qualifications, independence and performance of the Company’s independent auditors; and

•       prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

II.              Composition

The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be “independent” as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. (“NASD”); (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act; and (3) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years.

Notwithstanding the first paragraph of this section, one director who (1) is not “independent” as defined in Rule 4200 under the Marketplace Rules of the NASD; (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder; and (3) is not a current officer or employee or a Family Member of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination (or, if the Company does not file a proxy statement, in its Form 10-K), the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

If the Company fails to comply with the requirements set forth in the first paragraph of this section because an Audit Committee member ceases to be independent for reasons outside the member’s reasonable control, the Audit Committee member may remain on the Audit Committee until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the event that caused the failure to comply with these requirements. Additionally, if the Company fails to comply with the requirement set forth in the first paragraph that the Audit Committee consist of three members because of one vacancy on the Audit Committee, and the cure period set forth in the preceding sentence is not otherwise being relied upon for another member, the Company will have until the earlier of the next annual stockholders meeting or one year from the occurrence of the event that caused the failure to comply with this requirement.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. One or more members of the Audit Committee may qualify as an “audit committee financial expert” under the rules promulgated by the SEC.

The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board.

III.         Compensation

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee from the Company.

IV.           Meetings

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent.

V.                Responsibilities and Authority

A. Review of Charter

•       The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to this Charter that the Audit Committee deems appropriate.

B. Matters Relating to Selection, Performance and Independence of Independent Auditor

•       The Audit Committee shall be directly responsible for the appointment, retention and termination, and for determining the compensation, of the Company’s independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management.

•       The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

•       The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

•       The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. The authority to pre-approve audit and non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•       The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

•       The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•       The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor’s independence.

•       The Audit Committee shall evaluate the independent auditors’ qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

•       The Audit Committee may recommend to the Board polices with respect to the potential hiring of current or former employees of the independent auditor.

C. Audited Financial Statements and Annual Audit

•       The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and/or such other officer or officers are referred to herein collectively as the “Senior Accounting Executive”).

•       The Audit Committee shall review and discuss with management (including the Company’s Senior Accounting Executive) and with the independent auditor the Company’s annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company, (b) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” prior to the filing of the Company’s Annual Report on Form 10-K, and (c) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

•       The Audit Committee may review:

(i)             any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

(ii)         major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; and

(iii)     major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles.

•       The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

•       The Audit Committee may review and discuss with the independent auditor any audit problems or difficulties and management’s response thereto. This review may include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information and (2) any significant disagreements with management.

•       The Audit Committee shall discuss with the independent auditors those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended (“SAS 61”).

•       The Audit Committee shall also review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•       If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

•       Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

•       The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

D. Unaudited Quarterly Financial Statements

•       The Audit Committee shall discuss with management and the independent auditor, prior to the filing of the Company’s Quarterly Reports on Form 10-Q, (1) the Company’s quarterly financial statements and related quarterly press release, (2) such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards

No. 100, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

E. Procedures for Addressing Complaints and Concerns

•       The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•       The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

F. Regular Reports to the Board

•       The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI.           Additional Authority

The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

A. Engagement of Advisors

•       The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

B. Conflicts of Interest

•       The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions. The term “related party transactions” shall refer to transactions required to be disclosed by the Company pursuant to Item 404 of Regulation S-K promulgated by the SEC.

C. General

•       The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•       The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

•       In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

•       The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

•       The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether the Company’s financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

ADOPTED: April 8, 2004

EFFECTIVE: July 21, 2004, as amended September 15, 2004, March 15, 2005 and March 7, 2006

Appendix B

NEUROMETRIX, INC.
AMENDED AND RESTATED
2004 STOCK OPTION AND INCENTIVE PLAN

1                    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the NeuroMetrix, Inc. Amended and Restated 2004 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of NeuroMetrix, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” is defined in Section 2(a).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards and Dividend Equivalent Rights.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Compensation Committee of the Board or a similar committee performing the functions of the Compensation Committee and that is comprised of not less than two Non-Employee Directors who are independent.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Deferred Stock Award” means Awards granted pursuant to Section 8.

“Dividend Equivalent Right” means Awards granted pursuant to Section 11.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 17.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is traded on The NASDAQ National Market or a national securities exchange, the Fair Market Value of the Stock will equal the closing sales price as reported on the principal exchange or market for the Stock on such date. If there is no trading on such date, the determination shall be made by reference to the last date preceding such date for which there was trading; provided further, however, that if the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on The NASDAQ National Market or on a national securities exchange, the Fair Market Value of the Common Stock shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Initial Public Offering” means the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Act covering the offer and sale by the Company of its equity securities, or such other event as a result of or following which the Stock shall be publicly held.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award or Deferred Stock Award.

“Restricted Stock Award” means Awards granted pursuant to Section 7.

“Stock” means the Common Stock, par value $0.0001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means any Award granted pursuant to Section 6.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

“Unrestricted Stock Award” means any Award granted pursuant to Section 9.

2                    ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)   Committee.   The Plan shall be administered by the Compensation Committee (the “Administrator”).

(b)   Powers of Administrator.   The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)    to select the individuals to whom Awards may from time to time be granted;

(ii)   to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)  to determine the number of shares of Stock to be covered by any Award;

(iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v)    to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)   subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

(vii)   to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

(viii)  at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)   Delegation of Authority to Grant Awards.   The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or “covered employees” within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)   Indemnification.   Neither the Board nor the Committee, nor any member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

3                    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)   Stock Issuable.   Subject to adjustment as provided in Section 3(b), the maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,946,022 shares of Stock, which number includes the 825,000 shares originally reserved under the Plan, plus 121,022 shares added pursuant to an evergreen provision in 2004 and 2005, plus 1,000,000 shares added to the Plan in 2006;(1) provided that not more than 825,000 shares shall be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Deferred Stock Awards (excluding for purposes of such 825,000 share limitation, the

(1)          The number of shares reserved and available for issuance under the Plan as well as all other share numbers in the Plan have been adjusted to reflect the one-for-four reverse stock split of the Stock on July 15, 2004.

shares of Stock underlying any Awards granted in lieu of cash compensation or fees). For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 825,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)   Changes in Stock   Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Deferred Stock Awards, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, (v) the number of Stock Options automatically granted to Non-Employee Directors, and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(c)   Mergers and Other Transactions.   In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a “Sale Event”), the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. In the event of such termination, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award documentation, and each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights.

(d)   Substitute Awards.   The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

4                    ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

5                    STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

(a)   Stock Options Granted to Employees and Key Persons.   The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(i)   Exercise Price.   The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(ii)   Option Term.   The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

(iii)   Exercisability; Rights of a Stockholder.   Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv)   Method of Exercise.   Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

.A     In cash, by certified or bank check or other instrument acceptable to the Administrator;

.B     Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

.C     By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

(v)   Annual Limit on Incentive Stock Options.   To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(b)   Non-transferability of Options.   No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

6                    STOCK APPRECIATION RIGHTS

(a)   Nature of Stock Appreciation Rights.   A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right, which price shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b)   Grant and Exercise of Stock Appreciation Rights.   Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

(c)   Terms and Conditions of Stock Appreciation Rights.   Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

(i)    Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

(ii)   Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

(iii)  All Stock Appreciation Rights shall be exercisable during the grantee’s lifetime only by the grantee or the grantee’s legal representative.

7                    RESTRICTED STOCK AWARDS

(a)   Nature of Restricted Stock Awards.   A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)   Rights as a Stockholder.   Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)   Restrictions.   Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, if any, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a shareholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, grantee shall surrender such certificates to the Company upon request without consideration.

(d)   Vesting of Restricted Stock.   The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Notwithstanding the foregoing, in the event that any such Restricted Stock shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock shall have a time-based restriction, the restriction period with respect to such shares shall not be less than three years. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.”  Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

8                    DEFERRED STOCK AWARDS

(a)   Nature of Deferred Stock Awards.   A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, in the event that any such Deferred Stock Award shall have a performance-based goal, the restriction period with respect to such award shall not be less than one year, and in the event any such Deferred Stock Award shall have a time-based restriction, the restriction period with respect to such award shall not be less than three years. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock. To the extent that any Award granted under the Plan provides for the deferral of compensation, such Award will comply with the provisions of Section 409A of the Code to the extent applicable.

(b)   Election to Receive Deferred Stock Awards in Lieu of Compensation.   The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A of the Code and such other rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

(c)   Rights as a Stockholder.   During the deferral period, a grantee shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

(d)   Restrictions.   A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

(e)   Termination.   Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee’s right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

9                    UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.   The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

10             PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award or Deferred Stock Award granted to a Covered Employee is intended to qualify as “Performance-based Compensation” under Section 162(m) of the Code and the regulations promulgated thereunder (a “Performance-based Award”), such Award shall comply with the provisions set forth below:

(a)   Performance Criteria.   The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following:  (i) the Company’s return on equity, assets, capital or investment:  (ii) pre-tax or after-tax profit levels of the

Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share; or (vii) earnings per share.

(b)   Grant of Performance-based Awards.   With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

(c)   Payment of Performance-based Awards.   Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee’s Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d)   Maximum Award Payable.   The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 825,000 Shares (subject to adjustment as provided in Section 3(b) hereof).

11             DIVIDEND EQUIVALENT RIGHTS

(a)   Dividend Equivalent Rights.   A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

(b)   Interest Equivalents.   Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c)   Termination.   Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of another Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

12             TAX WITHHOLDING

(a)   Payment by Grantee.   Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

(b)   Payment in Stock.   Subject to approval by the Administrator, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

13             TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)    a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

14             AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or by exchanging a Stock Option or Stock Appreciation Right for any other Award. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan, (ii) expand the type of Awards available, materially expand the eligibility to participate or materially extend the term of the Plan, or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. In addition, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 14 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).

15             STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

16             GENERAL PROVISIONS

(a)   No Distribution; Compliance with Legal Requirements.   The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)   Delivery of Stock Certificates.   Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c)   Other Compensation Arrangements; No Employment Rights.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(d)   Trading Policy Restrictions.   Option exercises and other Awards under the Plan shall be subject to such Company’s insider trading policy and procedures, as in effect from time to time.

(e)   Designation of Beneficiary.   Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

17             EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board. No Incentive Stock Option may be granted under the Plan after the 10-year anniversary of the most recent prior date on which the Plan was approved by the Board of Directors (provided that the Plan was approved by stockholders within one year of such date) and no other Award may be granted under the Plan after the 10-year anniversary of the most recent prior date on which the Plan was approved by stockholders.

18             GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:  MAY 12, 2004

DATE APPROVED BY STOCKHOLDERS: JUNE 18, 2004

DATE AMENDED AND RESTATED PLAN APPROVED BY
BOARD OF DIRECTORS: APRIL 17, 2006

DATE AMENDED AND RESTATED PLAN APPROVED BY
STOCKHOLDERS:

NEUROMETRIX, INC.

C/O American Stock Transfer & Trust Company

59 Maiden Lane

New York, N.Y. 10038

Your vote is important. Please vote immediately.

Vote-by-Internet	Vote-by-Telephone
Log on to the Internet and go to http://www.voteproxy.com	Call toll-free: 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL.

☒              Please mark votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND PROPOSALS.

1.                  To elect two members to the Board of Directors as Class II Directors, to serve until our 2009 annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:          (01) Shai N. Gozani, M.D. Ph.D.

FOR THE NOMINEE  ☐            ☐  WITHHELD FROM THE NOMINEE

(02) Charles R. LaMantia

FOR THE NOMINEE  ☐            ☐  WITHHELD FROM THE NOMINEE

2.                  To approve an amendment to the Company’s Amended and Restated 2004 Stock Option and Incentive Plan to increase the number of shares of the Company’s common stock, $0.0001 par value per share, reserved for issuance thereunder by 1,000,000 shares.

FOR  ☐         AGAINST  ☐         ABSTAIN  ☐

3.                  To ratify the selection of  PricewaterhouseCoopers LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2006.

FOR  ☐         AGAINST  ☐         ABSTAIN  ☐

In their discretion, to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  ☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING  ☐

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEES LISTED UNDER PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

NOTE: Please sign exactly as name appears on your certificate. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full name and title as such.

Please sign, date and return promptly in the accompanying envelope.

Signature of Stockholder	Signature of Stockholder
Print Name of Stockholder	Print Name of Stockholder
Date	Date

DETACH HERE

NeuroMetrix, Inc.

Proxy for Annual Meeting of Stockholders
May 24, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF NEUROMETRIX, INC.

The undersigned, revoking all other prior proxies, hereby appoints Shai N. Gozani, M.D., Ph.D. and W. Bradford Smith and each of them alone, proxies, with full power of substitution, to vote all shares of common stock, par value $0.0001 per share, of NeuroMetrix, Inc. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held on Wednesday, May 24, 2006, at 8:30 a.m., local time, in the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, MA 02109, and any adjournments or postponements thereof,  with all powers the undersigned would possess if present, upon the matters set forth in the Notice of Annual Meeting of Stockholders and related Proxy Statement dated April 24, 2006, a copy of which has been received by the undersigned, AND IN THEIR DISCRETION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. Attendance by the undersigned at the meeting or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates at the meeting the intention of the undersigned to vote said shares in person.

PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE